ITEM 77Q1(a): Copies of any material amendments to the registrants charter or by-laws
Amended and Restated Agreement and Declaration of
Trust, dated March 30, 2016 is herein incorporated by reference to Exhibit (a) of Post- Effective
Amendment No. 113 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on March 31, 2016 (SEC
Accession No. 0001104659-16-10927).



ITEM 77Q1(e): Copies of any new or amended
Registrant investment advisory contracts
Amendment to Schedule A of the Investment Sub-
Advisory Agreement, dated January 8, 2016, between
SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Inflation Managed Fund, Multi-Asset
Capital Stability Fund, Tax-Managed Small/Mid Cap
Fund, Small Cap Fund and Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(12) of Post- Effective Amendment No. 111 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on January
28, 2016 (SEC Accession No. 0001104659-16-092190).

Amendment to Schedules A and B of the Investment
Sub-Advisory Agreement, dated January 11, 2016, between SIMC and AQR Capital Management, LLC with respect to the Large Cap Fund, Tax-Managed Large Cap
Fund, Small Cap Fund, Small Cap Value Fund, Large
Cap Value Fund and Tax-Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit (d)(18) of Post- Effective Amendment No. 111 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on January
28, 2016 (SEC Accession No. 0001104659-16-092190).

Amendment and Restated Investment Sub-Advisory
Agreement, dated January 11, 2016, between SIMC and
Arrowpoint Asset Management, LLC with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(21) of Post- Effective
Amendment No. 111 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on January 28, 2016 (SEC
Accession No. 0001104659-16-092190).

Investment Sub-Advisory Agreement, dated December
23, 2015, between SIMC and Axiom International
Investors with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit
(d)(22) of Post- Effective Amendment No. 111 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2016 (SEC Accession No.
0001104659-16-092190).

Investment Sub-Advisory Agreement, dated January 12,
2016, between SIMC and Cardinal Capital Management with respect to the Small Cap Value Fund and Tax-
Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit (d)(28) of Post- Effective
Amendment No. 111 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on January 28, 2016 (SEC
Accession No. 0001104659-16-092190).

Amended and Restated Investment Sub-Advisory
Agreement, dated January 11, 2016, between SIMC and
EAM Investors LLC with respect to the Small Cap Fund and Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(34) of Post- Effective
Amendment No. 111 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on January 28, 2016 (SEC
Accession No. 0001104659-16-092190).

Investment Sub-Advisory Agreement, dated December
23, 2015, between SIMC and Falcon Point Capital with respect to the Small Cap Growth Fund and Small Cap
Fund is herein incorporated by reference to Exhibit
(d)(36) of Post- Effective Amendment No. 111 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2016 (SEC Accession No.
0001104659-16-092190).

Investment Sub-Advisory Agreement, dated January 13,
2016, between SIMC and Fiduciary Management
Associates, LLC  with respect to the Small Cap Fund,
Small Cap Value Fund and
Tax-Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit (d)(37) of Post- Effective Amendment No. 111 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on January
28, 2016 (SEC Accession No. 0001104659-16-092190).

Investment Sub-Advisory Agreement, dated January 11,
2016, between SIMC and Goldman Sachs Asset
Management, L.P.  with respect to the Multi-Asset
Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post- Effective Amendment No. 111 to Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2016 (SEC Accession No.
0001104659-16-092190).

Amended and Restated Investment Sub-Advisory
Agreement, dated January 12, 2016, between SIMC and
Parametric Portfolio Associates LLC with respect to the Large Cap Fund, Large Cap Value Fund,
Large Cap Growth Fund, Tax-Managed Managed
Volatility Fund, Tax-Managed Large Cap Fund
Tax-Managed Small/Mid Cap Fund, Small Cap Fund,
Small Cap Value Fund and Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(58) of Post- Effective Amendment No. 111 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on January
28, 2016 (SEC Accession No. 0001104659-16-092190).

Amended and Restated Investment Sub-Advisory
Agreement, dated January 12, 2016, between SIMC and
Robeco Investment Management, Inc. with respect to the Small Cap Fund and
 Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(65) of Post- Effective
Amendment No. 111 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on January 28, 2016 (SEC
Accession No. 0001104659-16-092190).

Amended Schedules A and B to the Investment Sub-
Advisory Agreement, dated January 11, 2016, between
SIMC and Snow Capital Management, L.P. with respect to the Tax-Managed Small/Mid Cap Fund, Large Cap
Value Fund, Tax-Managed Large Cap Fund, Large Cap
Fund, Small Cap Value Fund and
 Small Cap Fund is herein incorporated by reference to Exhibit (d)(68) of Post- Effective Amendment No.
111 to Registrants Registration Statement on Form N-
1A (File Nos. 033-09504 and 811-04878), filed with
the SEC on January 28, 2016 (SEC Accession No.
0001104659-16-092190).

Amended Schedule B to the Investment Advisory
Agreement, dated March 31, 2016, between SEI
Institutional Managed Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-
Effective Amendment No. 115 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on May 18, 2016 (SEC Accession No. 0001104659-16-121895).

Investment Sub-Advisory Agreement, dated March 31,
2016, between SIMC and BlackRock Advisors, LLC with respect to the Tax-Free Conservative Income Fund and Conservative Income Fund is herein incorporated by reference to Exhibit (d)(25) of Post- Effective
Amendment No. 115 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on May 18, 2016 (SEC
Accession No. 0001104659-16-121895).